                                                                  EXHIBIT 23(a)

                             INDEPENDENT AUDITORS' CONSENT






We consent to the incorporation by reference in the Registration Statements of Base Ten Systems, Inc. on Form S-3 of our report dated December 15, 1995, appearing in the Annual Report on Form 10-K of Base Ten Systems, Inc. for the year ended October 31, 1995.





DELOITTE & TOUCHE LLP

Parsippany, New Jersey
February 5, 1996




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